
                                                                                   EXHIBIT 21

                                            KEYCORP
                      SUBSIDIARIES OF THE REGISTRANT AT FEBRUARY 29, 1996

                                                                JURISDICTION
                                                              OF INCORPORATION      PARENT
                                                              OR ORGANIZATION     COMPANY(1)
                                                              ----------------    -----------
HOLDING COMPANY SUBSIDIARIES
     Key Bancshares of Alaska, Inc. (KBsAK)                        Alaska            KeyC
     Key Bancshares of Maine, Inc. (KBsME)                         Maine             KeyC
     Key Bancshares of New York Inc. (KBsNY)                      New York           KeyC
     Key Bancshares of Vermont, Inc. (KBsVT)                      Vermont            KeyC
     Key Bancshares of Washington, Inc. (KBsWA)                  Washington          KeyC
     Society Bancorp of Michigan, Inc. (SBMI)                     Michigan           KeyC
     Key Bank of the Rocky Mountains, Inc. (KBRM)                 Colorado           KeyC

BANK SUBSIDIARIES
     Key Bank of Colorado (KBCO)                                  Colorado           KBRM
     Key Bank of Alaska (KBAK)                                     Alaska            KBsAK
     Key Bank of Idaho (KBID)                                      Idaho             KBRM
     Key Bank of Maine (KBME)                                      Maine             KBsME
     Key Bank of New York (KBNY)                                  New York           KBsNY
     Key Bank of Oregon (KBOR)                                     Oregon            KBsAK
     Key Bank USA, National Association (KBUSA)                United States         KeyC
     Key Bank of Utah (KBUT)                                        Utah             KBRM
     Key Bank of Vermont (KBVT)                                   Vermont            KBsVT
     Key Bank of Washington (KBWA)                               Washington          KBsWA
     Key Bank of Wyoming (KBWY)                                   Wyoming            KBRM
     Key Savings Bank (KSB)                                      Washington          KeyC
     Society First Federal Savings Bank (SFF)                  United States         KeyC
     KeyBank National Association (KBNA) (2)                   United States      KeyC, SBMI
     Society National Bank (SNB)                               United States         KeyC

OTHER SUBSIDIARIES
     A.T.-Sentinel, Inc.                                          Delaware            SNB
     American Advisers, Inc.                                        Ohio              SAM
     AutoFinance Group, Inc. (AFG)                                  Ohio             KeyC
     AFG Receivables Corporation                                 California           AFG
     Bar T Bar Fiduciary Holding Company                          Arizona             SNB
     Beechnut Development Company                                Washington          KeyC
     Black & Warr Insurance Agency, Inc.                           Idaho           Gem State
     Boris Development Corp.                                       Maine             KBME
     Boulevard, Inc.                                               Idaho             KBID
     Bozat Development Corp.                                       Maine             KBME
     Commercial Agency, Inc.                                      Colorado           KBCO
     Commercial Building Corporation                                Utah             KBUT
     Gem State Properties Corporation (Gem State)                  Idaho             KBID
     Goldome Mortgage Investment Corp.                            Delaware           KBNY
     INDORE Corp.                                                 Indiana            KBNA
     Investco                                                     Wyoming            KBRM
     KBID Leasing Corporation                                      Idaho             KBID
     KBNY Leasing, Inc.                                           New York           KBNY

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

                                            KEYCORP
                SUBSIDIARIES OF THE REGISTRANT AT FEBRUARY 29, 1996 (CONTINUED)

                                                                JURISDICTION
                                                              OF INCORPORATION      PARENT
                                                              OR ORGANIZATION     COMPANY(1)
                                                              ----------------    -----------
OTHER SUBSIDIARIES (CONTINUED)
     KBVLIHTC, Corp.                                              Vermont            KBVT
     KBWA Leasing Corporation                                    Washington          KBWA
     KBWA Services, Inc.                                         Washington          KBWA
     Key Agricultural Credit Corporation                          Wyoming            KBWY
     Key Bank Life Insurance, Ltd.                                Arizona            KeyC
     Key Capital Corporation                                        Ohio             KeyC
     Key Capital Markets, Inc.                                      Ohio             KeyC
     Key Clearing Corp.                                             Ohio             KAMHI
     Key Community Development Corporation                          Ohio             KeyC
     Key Equity Capital Corporation                                 Ohio              SNB
     Key Financial Services Inc                                   New York           KBNY
     Key Investments Inc                                          New York            SNB
     Key Lease, Inc. of Ohio                                        Ohio              SNB
     Key Mortgage Services, Inc.                                    Ohio              SNB
     Key Services Corporation                                     New York           KBNY
     Key Trade Services Corporation (KTSC)                          Ohio              SNB
     Key Trade Services, Ltd.                                    Hong Kong         KTSC, SNB
     Key Trust Company                                            New York           KBNY
     Key Trust Company of the West                                Wyoming            KBRM
     Key Trust Company of Alaska                                   Alaska            KBAK
     Key Trust Company of Maine                                    Maine             KBME
     Key Trust Company of the Northwest                          Washington          KeyC
     Key Trust Company of Ohio, National Association           United States          SNB
     Key Trust Company of Indiana, National Association        United States         KBNA
     Key Trust Company of Florida, National Association        United States         KeyC
     KeyCorp Asset Management Holdings, Inc. (KAMHI)                Ohio              SNB
     KeyCorp A&L Inc.                                             New York           KAMHI
     KeyCorp Aviation Company                                     Delaware           KeyC
     KeyCorp Finance Inc.                                           Ohio             KeyC
     KeyCorp Insurance Agency (Idaho), Inc.                        Idaho             KBWA
     KeyCorp Insurance Agency (Maine), Inc.                        Maine             KBWA
     KeyCorp Insurance Agency (Wyoming), Inc.                     Wyoming            KBWA
     KeyCorp Insurance Agency, Inc.                               New York           KBWA
     KeyCorp Insurance Company Ltd.                               Bermuda            KeyC
     KeyCorp Leasing Ltd.                                         Delaware           KBNY
     KeyCorp Management Company                                     Ohio             KeyC
     KeyCorp Mutual Fund Advisers, Inc.                             Ohio             KAMHI
     KeyCorp Network Holdings, Inc.                                Oregon            KeyC
     KeyCorp Real Estate Capital Markets, Inc.                      Ohio              SNB
     KeyCorp Shareholder Services, Inc.                           Delaware            SNB
     KLIHTC, Corp.                                                New York           KBNY
     Mansfield Development Corp.                                  Vermont            KBVT
     Michigan Shared Properties Company                             Ohio              SNB
     Midwest Power Company                                          Ohio             KeyC
     Millennium Asset Holding Corporation                         New York           KBNY
     M.L.O., Inc.                                                 Colorado           KBCO

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

                                            KEYCORP
                SUBSIDIARIES OF THE REGISTRANT AT FEBRUARY 29, 1996 (CONTINUED)

                                                                JURISDICTION
                                                              OF INCORPORATION      PARENT
                                                              OR ORGANIZATION     COMPANY(1)
                                                              ----------------    -----------
OTHER SUBSIDIARIES (CONTINUED)
     Mountain Ash Real Estate, Inc.                               Vermont            KBVT
     NCB Properties, Inc.                                         New York           KBsNY
     Niagara Asset Corporation                                    New York           KBNY
     Niagara Portfolio Management Corp.                           New York           KBNY
     OREO Corp.                                                     Ohio              SNB
     P.B. Participation                                            Oregon            KeyC
     P.S.M. Financial Management Corp.                           Washington          KBWA
     PacWest Building Corp.                                        Oregon            KeyC
     Puget Sound Plaza, Inc. (PSP)                               Washington          KBWA
     Royal Skies Development Co. (RSD)                           Washington          KBWA
     Second Street Community Urban Redevelopment
       Corporation                                                  Ohio              SNB
     SELCO Service Corporation                                      Ohio              SNB
     Society Asset Management, Inc. (SAM)                           Ohio             KAMHI
     Society Equipment Leasing Company                              Ohio             KeyC
     Society Equipment Leasing Corporation                          Ohio              SNB
     Society Trust Company of New York                            New York           KeyC
     St. Joseph Insurance Agency, Inc.                            Indiana            KeyC
     Spears, Benzak, Salomon & Farrell, Inc.                      New York           KAMHI
     State Financial Services, Inc.                                 Ohio              SNB
     Summit International Sales, Inc.                          Virgin Islands         SNB
     Swan Island Salmon, Ltd.                                      Maine             KBME
     Trustcorp Financing Services, Inc.                             Ohio             KeyC
     Vermont Coconut Grove Corp.                                  Vermont            KBVT
     Vermont Realty, Inc.                                         Vermont            KBVT
     Virginia Stone Corporation                                   New York           KBNY
     Washington Mortgage Corporation                             Washington          KBsWA

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[FN]

Note: Listing excludes subsidiaries that are inactive or discontinued operations.

(1) Each subsidiary is 100% owned by its parent company or KeyCorp (KeyC) unless otherwise noted.

(2) Society Bancorp of Michigan, Inc. owns 23.40% and KeyCorp owns 76.60%.

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